UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                November 21, 2005
                Date of Report (Date of earliest event reported)



                         THE CHARLES SCHWAB CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)





            Delaware                      1-9700               94-3025021
  (State or other jurisdiction          Commission          (I.R.S. Employer
of incorporation or organization)      File Number        Identification Number)



                   120 Kearny Street, San Francisco, CA 94108
              (Address of principal executive offices and zip code)
       Registrant's telephone number, including area code: (415) 627-7000




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                         THE CHARLES SCHWAB CORPORATION


Item 1.01     Entry into a Material Definitive Agreement

William L. Atwell Separation Agreement
--------------------------------------

On November 21, 2005, at a meeting of the Compensation Committee of the Board of Directors (the Committee) of The Charles Schwab Corporation (CSC), the Committee approved the following key terms of a separation agreement with William L. Atwell in connection with his retirement as Executive Vice President and President - Individual Investor:

- Mr. Atwell is deemed to have stepped down as an officer of CSC and its subsidiaries (collectively referred to as the Company), from all Company directorships he holds, and from CSC's Policy and Executive Committees effective November 8, 2005. Mr. Atwell's last day of employment will be December 31, 2005.

-    Mr. Atwell is entitled to a lump-sum payment of $975,000.

- Previous awards to Mr. Atwell totaling the following amounts will become fully vested and, in the case of stock options, fully exercisable: 92,000 restricted shares, 250,000 stock options and 1,450,000 Long-Term Incentive Plan units. Mr. Atwell will have three months after December 31, 2005 to exercise vested stock options.

- Mr. Atwell is eligible to receive an annual bonus for 2005 based on his existing target bonus percentage of 150% of base salary, actual enterprise and corporate performance for 2005, and the pre-approved corporate and enterprise performance matrices for 2005 under the Corporate Executive Bonus Plan, adjusted for all bonuses earned and paid during 2005.

- The Company's obligations to provide the foregoing benefits and payments to Mr. Atwell pursuant to the separation agreement are subject to the satisfaction by Mr. Atwell of certain post-termination obligations including a release and waiver of claims.







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
                         THE CHARLES SCHWAB CORPORATION


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      THE CHARLES SCHWAB CORPORATION
                                                   (Registrant)


Date:  November 28, 2005                           /s/ Christopher V. Dodds
       -----------------                           ----------------------------
                                                   Christopher V. Dodds
                                                   Executive Vice President and
                                                   Chief Financial Officer


























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